                         DIRECTORS AND EXECUTIVE OFFICERS
                             OF FORD HOLDINGS, INC.


                                                                          NATURE OF
NAME AND                PRINCIPAL                   NUMBER OF             BENEFICIAL
BUSINESS ADDRESS        OCCUPATION                  UNITS OWNED           OWNERSHIP
- ----------------        ----------                  -----------           ----------
Elizabeth S. Acton      Assistant Treasurer,            -0-
World Headquarters      Ford Motor Company
The American Road
Dearborn, MI 48121

David M. Brandi         Treasurer, Ford                 -0-
World Headquarters      Financial Services
The American Road       Group
Dearborn, MI 48121

Malcolm S. Macdonald     Treasurer, Ford Motor           -0-
World Headquarters      Company
The American Road
Dearborn, MI 48121

Kenneth Whipple         Executive Vice President,       -0-
World Headquarters      Ford Motor Company;
The American Road       President, Ford Financial
Dearborn, MI 48121      Services Group

Eric A. Law             Manager, Financial              -0-
World Headquarters      Reporting, Ford Motor
The American Road       Company
Dearborn, MI 48121

David N. McCammon       Vice President, Ford            -0-
World Headquarters      Motor Company
The American Road
Dearborn, MI 48121

John M. Rintamaki       Secretary, Ford Motor           -0-
World Headquarters      Company
The American Road
Dearborn, MI 48121

Dennis E. Ross          Chief Tax Officer, Ford         -0-
World Headquarters      Motor Company
The American Road
Dearborn, MI 48121

                                   EXHIBIT 3

                                                                      NATURE OF
NAME AND                PRINCIPAL               NUMBER OF             BENEFICIAL
BUSINESS ADDRESS        OCCUPATION              UNITS OWNED           OWNERSHIP
- ----------------        ----------              -----------           ----------
Thomas J. DeZure        Assistant Secretary,        -0-
World Headquarters      Ford Motor Company
The American Road
Dearborn, MI 48121

Louis J. Ghilardi       Counsel, Ford Motor         -0-
World Headquarters      Company
The American Road
Dearborn, MI 48121

Peter J. Sherry, Jr.    Assistant Secretary,        -0-
World Headquarters      Ford Motor Company
The American Road
Dearborn, MI 48121

Susan J. Tarpley        Director of Corporate       -0-
World Headquarters      and Domestic Financing,
The American Road       Ford Motor Company
Dearborn, MI 48121